                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only
[X]  Definitive Proxy Statement  (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               ANSOFT CORPORATION
                               ------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------

     (2) Form, Schedule or Registration No.:

     -------------------------------------------

     (3) Filing Party:

     -------------------------------------------

     (4) Date Filed:

     -------------------------------------------

                               ANSOFT CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MONDAY, SEPTEMBER 17, 2001

To Our Stockholders:

         The Annual Meeting of Stockholders (the "Annual Meeting") of Ansoft Corporation, a Delaware corporation (the "Company"), will be held on Monday, September 17, 2001, at 9:00 a.m., local time, at the Sheraton Hotel, 7 Station Square Drive, Pittsburgh, Pennsylvania 15219-1119, for the following purposes:

     1. To elect seven directors to serve on the Company's Board of Directors to serve until the 2002 Annual Meeting of Stockholders.

     2. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

         The Board of Directors has fixed the close of business on July 25, 2001 as the record date for the determination of holders of the Company's Common Stock entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting, including those items listed above.

         You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.


                                    By Order of the Board of Directors,


                                    /s/ Nicholas Csendes
                                    -------------------------------------
                                    Nicholas Csendes
                                    President and Chief Executive Officer

Pittsburgh, Pennsylvania
August 11, 2001

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE IT, SIGN IT AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                               ANSOFT CORPORATION
                         Four Station Square, Suite 200
                            Pittsburgh, PA 15219-1119


                                 PROXY STATEMENT


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of Ansoft Corporation, a Delaware corporation (the "Company"), for use at the Company's 2001 Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof, the "Annual Meeting") to be held on Monday, September 17, 2001, at 9:00 a.m., local time, at the Sheraton Hotel, 7 Station Square Pittsburgh, Pennsylvania 15219-1119, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, together with the accompanying Notice and the enclosed proxy card, are first being sent to stockholders on or about August 15, 2001.

RECORD DATE; VOTING SECURITIES; VOTING AND PROXIES

         The Board has fixed the close of business on July 25, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). On the Record Date, there were 12,040,632 shares of common stock of the Company, par value $.01 per share ("Common Stock"), outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting. Abstentions may be specified as to all proposals to be brought before the Annual Meeting other than the election of directors.

         Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. If the enclosed proxy card is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, shares represented by executed proxies will be voted as recommended by the Board. Brokers, banks and other nominee holders will be requested to obtain voting instructions of beneficial owners of stock registered in their names, and shares represented by a duly completed proxy submitted by such a nominee holder on behalf of a beneficial owner will be voted to the extent instructed by the nominee holder on the proxy card. Rules applicable to nominee holders may preclude them from voting shares held by them in nominee capacity on certain kinds of proposals unless they receive voting instructions from the beneficial owners of the shares (the failure to vote in such circumstances is referred to as a "broker non-vote").

         Any proxy may be revoked at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

QUORUM; VOTES REQUIRED

         The presence at the Annual Meeting, in person or by proxy, of shares of Common Stock representing at least a majority of the total number of shares of Common Stock entitled to vote on the Record Date will constitute a quorum for purposes of the Annual Meeting. Shares represented by duly completed proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

         For all proposals other than for the election of directors, a majority of the votes cast at the Annual Meeting are required for the adoption of the proposals described below. For the election of directors, the seven (7) nominees receiving the greatest number of affirmative votes will be elected. Broker non-votes will be treated as shares that




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

neither are capable of being voted nor have been voted and, accordingly, will have no effect either on the minimum number of affirmative votes necessary or the outcome of the election of directors. Abstentions will be counted as shares present at the Annual Meeting and will thus increase the minimum number of affirmative votes necessary to approve these proposals. Because they will not be recorded as votes in favor of such proposals, however, abstentions will have the effect of votes against such proposals.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and the By-Laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board. The Board has set the number of directors at seven persons, effective as of the date of the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's seven nominees named below, six of whom are current directors of the Company and the Board has nominated Peter Robbins to stand for election. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified or until the earlier of his death, resignation, or removal.

         The names of the nominees for the Board of Directors is set forth below.

                                                 Director
Name                                   Age       Since
----                                   ---       -----
Zoltan J. Cendes, Ph.D.                55        1984
Nicholas Csendes                       57        1984
Thomas A.N. Miller                     53        1984
Peter Robbins (2)                      59        --
Ulrich L. Rohde, Ph.D. (2)             61        1997
John N. Whelihan (1) (2)               57        1996
Jacob K. White, Ph.D.(1)               42        1996

-----------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

BACKGROUND OF DIRECTORS

         Dr. Zoltan J. Cendes is a founder of Ansoft and has served as Chairman of the Board of Directors of the Company and its chief research scientist since its formation in 1984. Since 1982, Dr. Cendes has been a university professor in electrical and computer engineering at Carnegie Mellon University. Dr. Cendes has lectured throughout North America, Europe and Asia on the topic of electromagnetics and finite element analysis and has published over 100 publications on these topics. Dr. Cendes directs the research efforts of Ansoft.

         Nicholas Csendes is a founder of Ansoft and has served as President, Chief Executive Officer and Secretary since 1992 and a director since 1984. Mr. Csendes was a senior investment officer with Sun Life of Canada, a major international financial institution focusing on the sale of life insurance and retirement products ("Sun Life"), for over 15 years. Since 1985, Mr. Csendes has been involved with various public and private companies including a publicly-held interactive software company.

         Thomas A.N. Miller is a founder of Ansoft and has served as a director since 1984 and served as Chief Financial Officer from 1994 to May 1997. In January 2001, Mr. Miller was appointed Executive Vice President. Since 1985, Mr. Miller has been involved with various public and private companies including a publicly-held interactive software company.





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


         Peter Robbins was nominated to serve as a director in May 2001. From 1982 to 1999, Mr. Robbins was a Senior Vice President of Franklin Portfolio Associates (FPA), and one of its original founders. FPA is an institutional asset manager with over $15 billion under management. Mr. Robbins is a trustee and investment committee member of the China Medical Board of New York, a foundation that funds health related projects in China and parts of South-East Asia.

         Dr. Ulrich L. Rohde became a director of the Company in April 1997 in connection with Ansoft's acquisition of Compact Software, Inc. ("Compact") on April 9, 1997. From 1985 to 1997, Dr. Rohde was the majority shareholder, president and chief executive officer of Compact and he has over 20 years of expertise in microwave systems technology. Dr. Rohde is President of Communications Consulting Corporation; Chairman of Synergy Microwave Corporation; and a partner of Rohde & Schwarz. Dr. Rohde has lectured on the topic of microwave circuit simulation and design throughout North America, Europe and Asia and has published numerous articles and books on these topics.

         John N. Whelihan became a director of the Company in March 1996. Since 1994, Mr. Whelihan has served as Vice President of Sun Life of Canada, a major international financial institution. Mr. Whelihan is in charge of U.S. private placements.

         Dr. Jacob K. White became a director of the Company in February 1996. Since 1991, Dr. White has been a Professor of electrical engineering and computer science at the Massachusetts Institute of Technology ("MIT"). Dr. White's research interests are in mathematical modeling, simulation, and virtual prototyping of complex electronic and communication systems.

         All directors hold office until the next annual meeting of the stockholders and until their successors have been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the Board. Dr. Zoltan J. Cendes and Mr. Nicholas Csendes are brothers. There are no other family relationships between any of the directors or executive officers of the Company.

THE BOARD RECOMMENDS VOTING FOR ALL OF THE NOMINEES LISTED ABOVE.

ADDITIONAL INFORMATION RELATING TO BOARD OF DIRECTORS AND COMMITTEES THEREOF

BOARD COMMITTEES

         The Board met four times during the fiscal year ended April 30, 2001. The Board has an Audit Committee and a Compensation Committee. No director attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which he served during the fiscal year ended April 30, 2001.

         Audit Committee. The Audit Committee of the Board of Directors provides assistance and reports to the Board as a function of the Board's oversight of the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. Prior to June 1, 2001, the Audit Committee was comprised of two directors: Thomas A.N. Miller, and John N. Whelihan. After June 1, 2001 and after the election of Peter Robbins as a director, the Audit Committee will be comprised of three directors: John N. Whelihan, Ulrich L. Rhode, Ph.D., and Peter Robbins. The Audit Committee was scheduled to meet, and did meet, once during the fiscal year ended April 30, 2001.

         Compensation Committee. The Board has a Compensation Committee, consisting of Mr. Whelihan and Dr. White, each of whom is an independent director. The Compensation Committee is responsible for reviewing and approving matters involving the compensation of directors and executive officers of the Company, periodically reviewing management development plans, administering the Company's incentive compensation plans and making recommendations to the full Board on these matters. The Compensation Committee met once during fiscal 2001.

REPORT OF THE AUDIT COMMITTEE

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended April 30, 2001, included in the Company's Annual Report on Form 10-K. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

         Following June 1, 2001, each member of the Audit Committee will be independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee's activities are governed by a written charter adopted by the Board, a copy of which is attached hereto as Appendix A.

         In discharging its responsibilities, the Audit Committee met with management and the Company's independent auditors, KPMG LLP, to review the Company's audited financial statements. The Audit Committee discussed and reviewed with its independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61. The Audit Committee received a formal written statement from the independent auditors relating to independence consistent with Independence Standards Board Standard No. 1 and discussed with the auditors any relationships that may impact the auditors' objectivity and independence.

         Based on its review and discussions with management and the Company's independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2001.


                                                   THE AUDIT COMMITTEE
                                                   Thomas A.N. Miller
                                                   John N. Whelihan


INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has selected KPMG LLP as its independent auditors for the current year. A representative of KPMG LLP is expected to be present at the Annual Meeting, will not be making a statement and will be available to respond to appropriate questions.

         Audit Fees. Fees billed to the Company by KPMG LLP for the 2001 fiscal year annual audit of its financial statements included in its Annual Report on Form 10-K for the year ended April 30, 2001, and for review of the financial statements included in the Company's fiscal year 2001 Quarterly Reports on Form 10-Q totaled approximately $47,500.

         Financial Information Systems Design and Implementation Fees. KPMG LLP did not render professional services to the Company relating to financial information systems design and implementation during the fiscal year ended April 30, 2001.

         All other Fees. Fees billed to the Company by KPMG for all other non-audit services rendered to the Company, including tax related services, totaled approximately $54,300.

         The Audit Committee considered whether the provision of non-audit services rendered by KPMG LLP to the Company was compatible with maintaining KPMG's independence and concluded that KPMG LLP's independence was not impaired.

DIRECTOR COMPENSATION

         Non-employee directors receive $1,000 per meeting at which they attend and are reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and its committees. At the closing of the Company's initial public offering in April 1996, the non-employee directors were granted options to purchase 30,000 shares of Common Stock of the Company. In addition, on December 15, 1998, the non-employee directors were granted options to purchase 25,000 shares of Common Stock of the Company. Such options are subject to vesting over a five-year period commencing from the date of grant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than ten percent of the Company's Common Stock to file reports of, and changes to, their beneficial ownership of such securities with the Securities and Exchange Commission and to furnish copies of all Section 16(a) filings to the Company. The Company is required to report in this statement any failure to timely file reports during fiscal 2001. Based on its review of Form 3, Form 4 and Form 5 filings, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten percent shareholders.

BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth information available to the Company as of July 31, 2001, regarding the beneficial ownership of the Company's Common Stock by all those know by the Company to be beneficial owners of more than five percent of its outstanding Common Stock.

                                            Amount and Nature of    Percent of
Beneficial Owner                            Beneficial Ownership       Class
--------------------------------------------------------------------------------

Frontier Capital Management Co., LLC (1)           697,150              5.8%


(1) All shares are held with sole dispositive and sole voting power. All information, other than the Percent of Class, is derived from Frontier Capital Management Co., LLC's Schedule 13G, Amendment No. 1 filed on February 12, 2001 with the Securities and Exchange Commission.

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 31, 2001 (i) by each of the Company's directors (each of whom has been nominated to serve an additional one year term), (ii) by the Company's Executive Officers, and (iii) by all current executive officers and directors as a group.

                                               Amount and Nature of   Percent of
Beneficial Owner (1)                           Beneficial Ownership    Class (2)
--------------------------------------------------------------------------------
Nicholas Csendes (3)                                 1,768,203            15%
Thomas A.N. Miller (4)                               1,722,003            14%
Zoltan J. Cendes (5)                                 1,296,818            10%
Peter Robbins                                               --            --
Ulrich L. and Meta M. Rohde (6)                      1,282,728            11%
Tony Ryan (9)                                           35,200             *
John N. Whelihan (7)                                    46,000             *
Jacob K. White (8)                                      31,000             *
All directors and named officers as a group
   (8 persons) (3)(4)(5)(6)(7)(8)(9)                 6,181,952            49%


--------------------
*Less than 1%.

(1) The business address of the stockholder is Four Station Square, Suite 200, Pittsburgh, PA 15219.

(2) The information contained in the table above reflects "beneficial ownership" of the Common Stock within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and dispositive power.



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

(3) Excludes 152,000 shares held by trusts for the benefit of certain family members of Mr. Csendes with respect to which trusts Mr. Csendes is not a trustee and disclaims any beneficial ownership. Includes 61,200 shares issuable upon exercise of options exercisable within 60 days of July 31, 2001.

(4) Excludes 147,000 shares held by trusts for the benefit of certain family members of Mr. Miller with respect to which trusts Mr. Miller is not a trustee and disclaims any beneficial ownership. Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of July 31, 2001.

(5) Includes 336,200 shares issuable upon exercise of options exercisable within 60 days of July 31, 2001.

(6) Dr. Ulrich Rohde and Dr. Meta Rohde share voting power and dispositive power with respect to all such 1,272,728 shares. Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of July 31, 2001.

(7) Includes 40,000 shares issuable upon exercise of options exercisable within 60 days after July 31, 2001. Also includes 6,000 shares jointly owned with Mr. Whelihan's spouse.

(8) Includes 31,000 shares issuable upon exercise of options exercisable within 60 days of July 31, 2001.

(9) Includes 35,200 shares issuable upon exercise of options exercisable within 60 days of July 31, 2001.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         All executive compensation decisions are made by the Compensation Committee of the Board of Directors (the "Compensation Committee") which is currently composed of two independent, non-employee directors, John N. Whelihan and Jacob K. White. The Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

         With respect to the compensation of executive officers other than the President and Chief Executive Officer, the Compensation Committee received and considered significant input from the President. Other than the Company's standard form of Non-Competition and Confidentiality Agreement, there are currently no employment agreements with any of the executive officers which fix the annual salaries of the executive officers, and no part of executive compensation has been strictly tied to statistical operating performance criteria, other than the bonus plan discussed below.

         Based on a review of public filings by other comparable publicly-held software companies, the Compensation Committee believes that the annual base salaries and bonuses of the Company's executive officers, including its Chief Executive Officer, generally are and have been set no higher than the annual base salaries and bonuses paid to executive officers of other software companies.

         During the past fiscal year, the Company granted stock options to its Chief Executive Officer, Chief Technology Officer and to all of the Company's employees. All of the Company's employees participate in a Company-sponsored bonus plan under which the Company awards stock options and bonuses based on the achievement of certain revenue milestones.

                                                    THE COMPENSATION COMMITTEE
                                                    John N. Whelihan
                                                    Jacob K. White


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Jacob K. White and John N. Whelihan serve as members of the Compensation Committee of the Board of Directors. Neither Dr. White nor Mr. Whelihan is or has been an officer or employee of the Company.

         In February 2001, Dr. Jacob White agreed to spend his sabbatical (ends in August 2001) building a research and development team and creating a technology core for Altra Broadband, a wholly owned subsidiary of Ansoft. Pursuant to the arrangement, Dr. White receives $10,000 per month. All applicable copyrights, patents, technology and intellectual property developed under this arrangement are transferred on an exclusive basis to the Company, who will own them and have the unlimited, exclusive and unimpeded rights to commercialize the work.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the aggregate cash compensation for services in all capacities to the Company for the year ended April 30, 2001 for the Named Executive Officers of the Company and compensation received by each such individual in the two prior fiscal years.


                                                                                    Long-Term Compensation
                                                     Annual Compensation                    Awards
                                                                                          Securities
Name and Principal Position           Year        Salary ($)           Bonus ($)     Underlying Options (#)
-------------------------------------------------------------------------------------------------------------
Nicholas Csendes                      2001         $200,000             $ 2,000              700
  President and                       2000         $200,000                  --              200
 Chief Executive Officer              1999         $200,000                  --            151,000

Zoltan J. Cendes, Ph.D.               2001         $200,000             $ 2,000              700
  Chairman of the Board and           2000         $200,000                  --              200
  Chief Technology Officer            1999         $200,000                  --            151,000

Thomas A.N. Miller(1)                 2001         $ 25,750             $16,667               --
  Executive Vice President

Tony Ryan                             2001         $128,333             $ 1,250              700
  Chief Financial Officer             2000         $115,000                  --             30,200
                                      1999         $ 96,667                  --             11,000

(1) Mr. Miller was appointed to office in January 2001.


OPTION GRANTS IN LAST FISCAL YEAR

                                                                                Potential Realizable
                                                                                  Value at Assumed
                                                                                Annual Rates of Stock
                                                                                 Price Appreciation
                                        Individual Grants                        for Option Term(1)
                     --------------------------------------------------------------------------------
                      Number of    % OF TOTAL
                     Securities      Options
                     Underlying    Granted to
                       Options    Employees in   Exercise or   Expiration
      Name             Granted     Fiscal Year   Base Price        Date           5%            10%
------------------------------------------------------------------------------------------------------
                         (#)           (%)        ($/SHARE)                      ($)            ($)
Nicholas Csendes         800            *           $9.00         1/31/11       $4,528        $11,475

Zoltan J. Csendes        800            *           $9.00         1/31/11       $4,528        $11,475

Tony Ryan                800            *           $9.00         1/31/11       $4,528        $11,475

--------------------
*Less than 1%.

(1) Assumes, from the date of grant of the option through its ten year expiration date, a hypothetical 5% and 10% per year appreciation (compounded annually) in the fair market value of the Common Stock. The 5% and 10% rates of appreciation are set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the Common Stock. If the Common Stock does not increase in value from the date of grant of the stock option, such option would be valueless.


FISCAL YEAR-END OPTION VALUES

                                             Number of Securities               Value of Unexercised
                                      Underlying Unexercised Options at      In-the-Money Options at FY
                                               at FY-End (#)                            End ($)
Name                                      Exercisable/Unexercisable         Exercisable/Unexercisable (1)
------------------------------------------------------------------------------------------------------------
Nicholas Csendes                               61,200 / 90,700                   $253,891 / $376,010

Zoltan J. Cendes, Ph.D.                       336,200 / 90,700                 $1,680,141 / $376,010

Tony Ryan                                      35,200 / 37,300                   $145,341 / $141,810

(1) Value per share is defined as the market price of Ansoft stock at year-end minus the per share exercise price of the option. The market price of Ansoft stock on April 30, 2001 was $9.30.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

         Other than the Company's standard form of Non-Competition and Confidentiality Agreement, the Company does not presently have any employment contracts in effect with the Named Executive Officers. The Company does not have any compensatory plans or arrangements in place with the Named Executive Officers which would provide benefits to such persons upon their resignation, retirement or other termination of the Named Executive Officers. Compensation for the Named Executive Officers is currently set by the Board of Directors of the Company.


PERFORMANCE GRAPH

         The following graph shows the cumulative total stockholder return on the Common Stock from April 3, 1996 (the last trading day before the date of the Company's initial public offering) through June 30, 2001, as compared to the returns of the Total Return Index for The Nasdaq Stock Market (US) and the Nasdaq Computer Index. The graph assumes that $100 was invested in the Common Stock of the Company and in the Total Return Index for The Nasdaq Stock Market
(US) and the Nasdaq Computer Index as of April 3, 1996, and assumes reinvestment of dividends.



                                             Total Return Index

    Measurement period                Ansoft                   The Nasdaq               Nasdaq Computer
   (Fiscal Year covered)            Corporation             Stock Market (US)                Index
-----------------------------------------------------------------------------------------------------------
           4/3/96                       100                        100                        100
          4/30/96                        84                        107                        110
          4/30/97                        56                        113                        122
          4/30/98                       159                        169                        191
          4/30/99                        88                        232                        292
          4/30/00                       151                        351                        425
          4/30/01                       109                        192                        232
          7/31/01                       215                        197                        246

                                  OTHER MATTERS

         The Board knows of no matters which are to be brought before the Annual Meeting other than those set forth in the accompanying Notice. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                            SOLICITATIONS OF PROXIES

         The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone. In addition, the Company has retained American Stock Transfer to act as the Company's registrar and transfer agent and to assist in the solicitation of proxies from brokers, nominees, institutions and individuals on behalf of the Company. In return for such services, the Company pays American Stock Transfer & Trust Company a monthly $500 fee. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of the Company's stockholders by submitting such proposals to the Company in a timely manner and by including with such proposal the information specifically called for by Rule 14a-8. In order to be so included in the Company's 2002 proxy statement and to be properly considered at the 2002 Annual Meeting, stockholder proposals must be received by the Company no later than April 17, 2002, and must otherwise comply with the requirements as set forth in Rule 14a-8.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders for the fiscal year ended April 30, 2001 (which is not part of the Company's proxy soliciting material) is being mailed with this proxy statement.

                                                                      Appendix A

                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                              OF ANSOFT CORPORATION


PURPOSE, MEMBERSHIP AND MEETINGS

         The Audit Committee is appointed by the Board of Directors of Ansoft Corporation (the "Company") to assist the Board in fulfilling its financial oversight responsibilities.

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of who shall meet the requirements of the NASDAQ National Market of the National Association of Securities Dealers, Inc. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         The Audit Committee shall meet at least two times annually.

RESPONSIBILITIES AND DUTIES

Audit/Internal Controls

         1. Meet with the outside auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the outside auditors.

         2. Provide sufficient opportunity for the outside auditors to meet with the members of the audit committee without members of management present.

         3. Review with the outside auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures.

Financial Statements

         4. Review with management and the outside auditors the Company's annual and quarterly financial statements. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Accounting Standards 61. Review and discuss with management and outside auditors the press release and conference call regarding the annual and quarterly financial statements.

Outside Auditors

         5. Select, evaluate and, where appropriate, take appropriate action leading to the replacement of the outside auditors. The outside auditors are ultimately accountable to the Board of Directors and the audit committee, as representatives of the stockholders.

         6. Receive from outside auditors a formal written statement delineating all relationships between the outside auditors and the Company, consistent with the Independence Standards Board Standard 1.

Charter

         7. Review and reassess the adequacy of this charter once each year. Periodically evaluate the audit committee's performance and measure against best practices.

         8. Have this Charter published in the proxy materials relating to Annual Meetings of Stockholders at least once every three years in accordance with SEC regulations.

Other Responsibilities

         9. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         10. Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

         11. Maintain minutes of meetings and submit such minutes to, or review the matters discussed at each such meeting with, the Board of Directors.

         12. Take such other actions as may be necessary or appropriate under the rules of the SEC or the National Association of Securities Dealers.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               ANSOFT CORPORATION

         The undersigned stockholder(s) of Ansoft Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company's 2001 Annual Meeting, and hereby appoints Nicholas Csendes and Anthony L. Ryan, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. local time on Monday, September 17, 2001, at the Sheraton Hotel, 7 Station Square Drive, Pittsburgh, Pennsylvania 15219-1119 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                      PLEASE MAIL IN THE ENVELOPE PROVIDED

/X/ Please mark your votes as in this example.

                                     FOR all nominees listed below,       WITHHOLD authority to vote for
                                          except as indicated                       all nominees
1. ELECTION OF DIRECTORS
                                                 / /                                    / /

Instructions: To withhold authority for any individual nominee, mark "For" above, and strike a line through the name of the nominee or nominees as to whom you wish to withhold authority.

Nominees:   Nicholas Csendes                        Peter Robbins
            Zoltan J. Cendes, Ph.D.                 John N. Whelihan
            Thomas A.N. Miller                      Jacob K. White, Ph.D
            Ulrich L. Rohde, Ph.D.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE SEVEN NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

Signature:
          ------------------------------------------------------------------

Signature (if held jointly)
                           -------------------------------------------------

Dated:
      ----------------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons are required. A corporation shall sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person.